Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN RE EBIX, INC., STOCKHOLDER LITIGATION	) )	CONSOLIDATED C.A. No. 8526-VCS
STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement (“Stipulation”) is entered into this 23rd day of January, 2019, by and between: (i) plaintiffs Gilbert C. Spagnola (“Spagnola”), Desert States Employers & UFCW Union Pension Plan (“Desert States”) and Amalgamated Bank, as Trustee for LongView SmallCap 600 Index Fund and LongView Broadmarket 300 Index Fund (“Amalgamated” and collectively, “Plaintiffs”) on their own behalf and on behalf of the Class (defined below) and (ii) defendants Ebix, Inc. (“Ebix”), Robin Raina (“Raina”), Hans U. Benz (“Benz”), Pavan Bhalla (“Bhalla”), Neil D. Eckert (“Eckert”), Rolf Herter (“Herter”), Hans U. Keller (“Keller”), Joseph R. Wright, Jr. (“Wright”) and George W. Hebard III (“Hebard”) (collectively, “Defendants”) in the class and derivative action captioned In re Ebix Inc., Stockholder Litig., Consol. C.A. No. 8526-VCS (the “Action”), pending in the Court of Chancery of the State of Delaware (the “Court”), by their respective undersigned counsel.
WHEREAS, in May 2013, twelve complaints were filed in the Court of Chancery by purported stockholders of Ebix, including separate actions filed by Plaintiffs Spagnola and Desert States;
WHEREAS, on June 10, 2013, the Court entered an Order of Consolidation and Appointment of Lead Plaintiffs and a Leadership Structure, which (a) consolidated the twelve actions into C.A. No. 8526; (b) appointed Spagnola, Desert States and City of Hollywood

Exhibit 99.1

Employees’ Retirement Fund as Lead Plaintiffs in the Action; and (c) appointed the law firms of Grant & Eisenhofer, P.A. and Prickett, Jones & Elliott, P.A. as Co-Lead Counsel in the Action;
WHEREAS, from June 17, 2013 through May 30, 2018, Plaintiffs served six sets of requests for production on Defendants;
WHEREAS, on June 17, 2013, Plaintiffs Spagnola and Desert States filed a Consolidated Verified Class Action Complaint (the “Consolidated Complaint”);
WHEREAS, on August 27, 2013, Plaintiffs Spagnola and Desert States filed a Verified Amended and Supplemented Class Action and Derivative Complaint (“First Amended Complaint”) against Raina, Benz, Bhalla, Eckert, Herter, Keller and Ebix (the “Ebix Defendants”), including claims for declaratory and injunctive relief and alleging breaches of fiduciary duty relating to an Acquisition Bonus Agreement between the Company and Raina, dated as of July 15, 2009 (“ABA”);
WHEREAS, the Ebix Defendants moved to Dismiss the First Amended Complaint and on July 24, 2014, the Court issued a Memorandum Opinion granting in part and denying in part the Motion to Dismiss the First Amended Complaint, and on September 15, 2014, entered an Order granting in part and denying in part the Motion to Dismiss the First Amended Complaint;
WHEREAS, from September 8, 2014 through December 29, 2016, Plaintiffs Spagnola and Desert States served five sets of interrogatories to be answered by certain Defendants;

Exhibit 99.1

WHEREAS, on January 16, 2015, Plaintiffs Spagnola and Desert States filed a Verified Second Amended and Supplemented Class Action and Derivative Complaint (the “Second Amended Complaint”);
WHEREAS, the Ebix Defendants moved to dismiss the Second Amended Complaint, and on January 15, 2016 the Court issued a Memorandum Opinion and Order, granting in part and denying in part the Motion to Dismiss the Second Amended Complaint;
WHEREAS, on August 29, 2016, Defendants Benz, Bhalla, Eckert, Herter and Keller served requests for production of documents, requests for admission, and interrogatories on Plaintiffs Spagnola and Desert States;
WHEREAS, on October 26, 2016, Plaintiffs Spagnola and Desert States filed their Verified Third Amended and Supplemented Class Action and Derivative Complaint (the “Third Amended Complaint”), which, among other things, added Hebard and Wright as defendants;
WHEREAS, on November 10, 2016, Defendants Ebix, Benz, Bhalla, Eckert, Herter and Keller filed answers and partial motions to dismiss the Third Amended Complaint;
WHEREAS, on November 23, 2016, Defendant Raina filed an Answer to the Third Amended Complaint and a Verified Cross-Claim;
WHEREAS, on December 27, 2016, Defendants Wright and Hebard filed a Motion to Dismiss the Third Amended Complaint;
WHEREAS, on December 29, 2016, Plaintiffs Spagnola and Desert States served requests for admission on certain Defendants;

Exhibit 99.1

WHEREAS, on August 16 and 17, 2017, the parties engaged in mediation before David Geronemus, Esq. at JAMS;
WHEREAS, on August 21, 2017, the parties notified the Court that the mediation did not result in settlement and that the parties would confer on a schedule to trial;
WHEREAS, on November 26, 2017, the Board of Directors of Ebix adopted resolutions pursuant to 8 Del. C. § 204 of the Delaware General Corporation Law to ratify certain past corporate acts and resolve possible uncertainty and ambiguity surrounding those acts (the “Ratification”);
WHEREAS, on November 27, 2017, Ebix filed a Form 8-K with the United States Securities and Exchange Commission (the “SEC”) announcing the Ratification, and informed the Court of the Ratification on November 29, 2017;
WHEREAS, no Ebix stockholders, other than Plaintiffs, challenged the Ratification;
WHEREAS, on January 5, 2018, Amalgamated filed a Motion for Permissive Joinder as Plaintiff, which, following briefing and argument, was granted on April 2, 2018;
WHEREAS, on January 19, 2018, Plaintiffs Spagnola and Desert States filed a Verified Fourth Amended and Supplemented Class Action and Derivative Complaint (the “Fourth Amended Complaint”), which, among other things, included a challenge to the validity of the Ratification in Count VIII;
WHEREAS, on February 1, 2018, Defendants Ebix and Raina filed a Stipulation and Proposed Order Governing Cross-Claim, which, following briefing and argument, was granted on April 4, 2018;

Exhibit 99.1

WHEREAS, on March 7, 2018, Defendants Ebix, Benz, Bhalla, Eckert, Herter, Keller, Hebard and Wright filed motions for summary judgment and supporting opening briefs;
WHEREAS, on March 8, 2018, Defendant Raina filed a motion for partial summary judgment;
WHEREAS, on April 9 and 16, 2018, Defendants Benz, Bhalla, Eckert, Herter and Keller served requests for production of documents, requests for admission, and interrogatories on Amalgamated;
WHEREAS, on April 17, 2018, Ebix filed a letter with the Court attaching a Form 8-K, which had been filed with the SEC on April 16, 2018, disclosing that Ebix and Raina had entered into a Stock Appreciation Right Award Agreement, dated April 10, 2018 (the “SAR Agreement” or “SARA”);
WHEREAS, on April 18, 2018, Plaintiffs filed their answering brief in opposition to Defendants’ motions for summary judgment;
WHEREAS, on April 27, 2018, Defendants Benz, Bhalla, Eckert, Herter and Keller filed a Motion to Dismiss as Moot Counts I, VI, VII and X of the Fourth Amended Complaint, and on April 30, 2018, Defendants Raina, Hebard and Wright filed joinders to the motion;
WHEREAS, on May 18, 2018, Defendants Ebix, Benz, Bhalla, Eckert, Herter, Keller, Hebard and Wright filed reply briefs in further support of their motions for summary judgment, and Defendant Raina filed a joinder to certain arguments made in the briefs filed by Defendants Ebix, Benz, Bhalla, Eckert, Herter and Keller;
WHEREAS, on May 31, 2018, Plaintiffs filed their Verified Supplement to Their Verified Fourth Amended and Supplemented Class Action and Derivative Complaint (the

Exhibit 99.1

“Supplement to the Fourth Amended Complaint”), which reflected, among other things, Amalgamated’s addition as a Plaintiff in the Action and added claims regarding the SAR Agreement;
WHEREAS, on June 8, 2018, the parties filed a Stipulation and Proposed Order Pursuant to 8 Del. C. § 205, declaring valid a 2008 certificate amendment and stock dividend, and agreeing that it is in the interest of Ebix and its stockholders to eliminate any question as to the validity of the 2008 certificate amendment and stock dividend;
WHEREAS, on June 18, 2018, the Court granted the Stipulation and Order Pursuant to 8 Del. C. § 205(a)(2) and 205(b)(2);
WHEREAS, on June 18, 2018, Defendants filed a Motion to Dismiss the Supplement to the Fourth Amended Complaint and a supporting opening brief;
WHEREAS, on June 29, 2018, Plaintiffs filed an Answering Brief in Opposition to Defendants’ Motion to Dismiss the Supplement to the Fourth Amended Complaint;
WHEREAS, on July 3, 2018, the parties filed a Stipulation and Proposed Order Dismissing Count VIII of the Fourth Amended Complaint;
WHEREAS, on July 5, 2018, the Court granted the Stipulation and Order Dismissing Count VIII of the Fourth Amended Complaint;
WHEREAS, on July 9, 2018, Defendants filed a Reply Brief in Further Support of Their Motion to Dismiss the Supplement to the Fourth Amended Complaint;
WHEREAS, on July 17, 2018, the Court entered an Order Granting in Part and Denying in Part Defendants’ Motions for Summary Judgment, which: (a) granted summary judgment to all Defendants on Counts I, IV, V, VI, VII and X; (b) granted in part and denied in part

Exhibit 99.1

summary judgment as to all Defendants other than Ebix, Hebard and Wright on Count IX; (c) granted summary judgment as to Ebix, Hebard and Wright on Count IX; (d) denied summary judgment as to Benz, Bhalla, Eckert, Herter, Keller and Raina on Count II; and (e) denied summary judgment as to Benz, Bhalla, Eckert, Herter, Keller, Raina, Hebard and Wright as to Count III of the Fourth Amended Complaint;
WHEREAS, following briefing and argument, on July 17, 2018, the Court entered an Order Granting Class Certification and Appointing Class Representatives and Class Counsel, certifying Plaintiffs as Class Representatives and the law firms of Prickett, Jones & Elliott, P.A. and Grant & Eisenhofer, P.A. as Class Counsel. The Court certified this action on behalf of a non-opt-out class consisting of “all holders of Ebix common stock and their successors in interest-excluding Defendants named in this lawsuit and any person, firm, trust, corporation or other entity related to or affiliated with any of the Defendants”;
WHEREAS, on July 24, 2018, Plaintiffs filed a Motion for Leave to File a Second Supplement to the Fourth Amended Complaint (the “Second Supplement to the Fourth Amended Complaint”), asserting claims relating to Ebix’s proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on July 16, 2018;
WHEREAS, on August 14, 2018, Ebix held its 2018 annual meeting of stockholders, and filed a Form 8-K disclosing the final voting results of the matters acted upon by Ebix stockholders at the annual meeting;
WHEREAS, on August 15, 2018, the Court denied Plaintiffs’ Motion for Leave to File a Second Supplement to the Fourth Amended Complaint at the pre-trial conference;

Exhibit 99.1

WHEREAS, on August 9, 2018, the Court provided a bench ruling on Defendants’ Motion to Dismiss the Supplement to the Fourth Amended Complaint, in which the Court denied Defendants’ Motion to Dismiss the Supplement to the Fourth Amended Complaint under Court of Chancery Rule 23.1, and granted in part and denied in part Defendants’ Motion to Dismiss the Supplement to the Fourth Amended Complaint under Court of Chancery Rule 12(b)(6);
WHEREAS, between June 17, 2013 and July 31, 2018, the parties engaged in extensive discovery, resulting in Plaintiffs’ production of more than 700 documents, composed of more than 60,000 pages, Defendants’ production of more than 3,500 documents, composed of more than 36,000 pages, non-parties’ production of more than 3,700 documents, composed of more than 91,000 pages, and twenty-six depositions;
WHEREAS, trial was held on August 20, 21, and 23, 2018;
WHEREAS, 938 trial exhibits were submitted to the Court, and eight witnesses provided live testimony at trial;
WHEREAS, at the conclusion of trial, the Court suggested the parties consider resuming settlement discussions;
WHEREAS, following trial, the parties engaged in arm’s-length settlement negotiations to resolve the Action;
WHEREAS, the parties to the Action wish to settle and resolve the claims asserted in the Action; and the parties have reached an agreement set forth in this Stipulation, providing for the settlement of the Action on the terms and conditions set forth below (the “Settlement”), subject to the approval of the Court;

Exhibit 99.1

WHEREAS, the Settlement includes the execution of the Amended Stock Appreciation Right Award Agreement (the “Amended SAR Agreement”), set forth in Exhibit A hereto, between Raina and Ebix, which Plaintiffs and their Counsel believe is fair, reasonable, adequate and in the best interests of the Plaintiffs, the Class and Ebix;
WHEREAS, the Settlement includes certain governance measures, set forth in Exhibit B hereto, which Plaintiffs and their Counsel believe are fair, reasonable, adequate and in the best interests of the Plaintiffs, the Class and Ebix;
WHEREAS, as part of the Settlement, the parties negotiated the language of the Form 8-K attached hereto as Exhibit C, to be filed with the SEC following the Final Approval of the Settlement, which describes the Settlement, and terms thereof, including the Amended SAR Agreement. Plaintiffs have reviewed the Form 8-K and believe that the disclosure of the Settlement, and terms thereof, including the Amended SAR Agreement, contained therein is full, complete and accurate, and provides stockholders with all material information regarding the Settlement, and terms thereof, including the Amended SAR Agreement; and
WHEREAS, Plaintiffs and their Counsel believe that the Settlement is fair, reasonable, adequate and in the best interests of the Plaintiffs, the Class and Ebix;
NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiffs and Defendants, through their undersigned attorneys, subject to approval by the Court pursuant to Court of Chancery Rules 23 and 23.1, for good and valuable consideration, that the Action shall be dismissed on the merits with prejudice as to the Plaintiff Released Persons and Defendant Released Persons, as defined below, and against all members of the Class (as defined below), and that all of Plaintiffs’ Released Claims, Raina’s Released

Exhibit 99.1

Claims, Ebix’s Released Claims and Defendants’ Released Claims (collectively, the “Released Claims”), as defined below, shall be completely, fully, finally and forever compromised, settled, released, discharged, extinguished and dismissed with prejudice, as to all Plaintiff Released Persons and Defendant Released Persons (collectively, the “Released Persons”), as defined below, upon the following terms and conditions:
SETTLEMENT CONSIDERATION
1.In consideration for the full settlement, satisfaction, compromise and release of Plaintiffs’ Released Claims (as defined below), upon Final Approval (as defined below),
(a)Each of Raina and Ebix shall cause the execution of the Amended SAR Agreement set forth in Exhibit A hereto;
(b)Defendants shall implement the governance measures set forth in Exhibit B hereto in the time frames set forth therein;
(c)Defendants shall promptly file the Form 8-K attached hereto as Exhibit C with the SEC.
THE CLASS
2.The Final Order (as defined below) shall provide for certification of a non-opt out class, pursuant to Court of Chancery Rules 23(a), 23(b)(1) and 23(b)(2), defined as any and all record holders and beneficial owners of Ebix common stock and their successors in interest at any time between and including July 15, 2009 through the date of this Stipulation- excluding Defendants named in this lawsuit and any person, firm,

Exhibit 99.1

trust, corporation or other entity related to or affiliated with any of the Defendants (the “Class”).
SUBMISSION AND APPLICATION TO THE COURT
3.As soon as practicable, Plaintiffs and Defendants shall submit this Stipulation, together with its exhibits, and shall jointly apply to the Court for a scheduling order substantially in the form attached hereto as Exhibit D (the “Scheduling Order”) establishing the procedure for: (i) the provision of notice to the Class substantially in the form attached hereto as Exhibit E (the “Notice”); and (ii) the Court’s consideration of the Settlement and the application of Lead Counsel for Plaintiffs for attorneys’ fees and expenses.
4.Ebix, at its sole expense, shall be responsible for providing Notice, regardless of whether the Settlement obtains Court approval or any conditions of the Settlement are not satisfied. At least 14 calendar days before the hearing to be scheduled by the Court to consider the Settlement (the “Settlement Hearing”), Ebix shall cause to be filed with the Court an appropriate affidavit or declaration with respect to the preparation and mailing of the Notice.
5.The parties further agree to use their best efforts to obtain Court approval of the Settlement and a dismissal with prejudice of the Action.
ORDER AND FINAL JUDGMENT
6.If the Court approves the Settlement (including any modification thereto made with the consent of the parties as provided for herein) following the Settlement Hearing as fair, reasonable, adequate and in the best interests of Plaintiffs, the Class and Ebix, Plaintiffs and Defendants shall request jointly that the Court enter an Order

Exhibit 99.1

and Final Judgment substantially in the form attached hereto as Exhibit F (the “Final Order”).
FINAL APPROVAL
7.“Final Approval” with respect to the Final Order approving the Settlement means: (i) if no appeal from an order or judgment is taken, the date on which the time for taking such an appeal expires; or (ii) if any appeal is taken, the date on which all appeals, including petitions for rehearing or reargument, have been finally disposed of (whether through expiration of time to file, through denial of any request for review, by affirmance on the merits or otherwise).
RELEASES
8.Upon occurrence of all events referenced in Paragraph 13 below, the Action shall be dismissed with prejudice and on the merits as to all Defendants and without fees or costs, except as expressly provided in Paragraph 15 of this Stipulation.
9.Plaintiffs by and on behalf of themselves and the Class (collectively, the “Plaintiff Releasing Persons”) finally and fully release any and all claims, demands, losses, rights, actions, causes of action, liabilities, obligations, duties, judgments, suits, costs, expenses, matters and issues known or unknown, whether contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, of any kind or nature whatsoever, for damages, injunctive relief, or any other remedies, that have been asserted, could have been asserted or might be asserted by any member of the Class in the Action or in any court, tribunal, forum or proceedings (including, but not limited to, any claims arising under federal, state or foreign

Exhibit 99.1

law, common law, statute, rule or regulation relating to fraud, breach of any duty, negligence, violation of any state, federal or foreign securities law, violation of any contractual obligation, aiding and abetting any of the foregoing, or otherwise, and including all claims within the exclusive jurisdiction of the federal courts), whether individual, class, direct, derivative, representative, legal, equitable or any other type or in any other capacity, against any of the Defendants, any of their families, associates, affiliates, successors or subsidiaries, any of their respective present or past heirs, executors, estates, administrators, predecessors, successors, stockholders, assigns, subsidiaries, associates, affiliates, employers, employees, agents, consultants, directors, managing directors, officers, partners, partnerships, principals, limited liability companies, members, attorneys, bankers, consultants, trustees, accountants, financial or other advisors, investment bankers, underwriters, lenders, or any other representatives of any of these persons or entities, (collectively, the “Defendant Released Persons”), that were, or could have been, alleged, asserted, raised, claimed, related to, or referred to, in whole or in part, in the Consolidated Complaint, First Amended Complaint, Second Amended Complaint, Third Amended Complaint, Fourth Amended Complaint, or the Supplement to the Fourth Amended Complaint (collectively, “Plaintiffs’ Released Claims”), and shall forever be barred and enjoined from commencing, instituting or prosecuting any of the Plaintiffs’ Released Claims against any of the Defendant Released Persons. Plaintiffs’ Released Claims, however, shall not include (i) the right to enforce the Settlement or (ii) potential future claims based on future conduct regarding the Amended SAR Agreement.
10.Raina, and his family, present or past heirs, executors, estate, successors and assigns, finally and fully release any and all claims that have been asserted, could have been

Exhibit 99.1

asserted or might be asserted against either Plaintiff Released Persons or Defendant Released Persons concerning the ABA or the SARA, including claims that were, or could have been, alleged, asserted, raised, claimed, related to, or referred to, in whole or in part, in Raina’s Cross-Claim (“Raina’s Released Claims”), and shall forever be barred and enjoined from commencing, instituting or prosecuting any of Raina’s Released Claims against either Plaintiff Released Persons or Defendant Released Persons. Raina’s Released Claims, however, shall not include the right to enforce the Settlement.
11.Ebix, Plaintiffs, and each and every Ebix stockholder, derivatively and on behalf of Ebix, and their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal representatives, representatives and assigns, in their capacities as such only, by operation of this Stipulation, finally and fully release any and all claims, demands, losses, rights, actions, causes of action, liabilities, obligations, duties, judgments, suits, costs, expenses, matters and issues known or unknown, whether contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, of any kind or nature whatsoever, for damages, injunctive relief, or any other remedies, that have been asserted, could have been asserted or might be asserted by any member of the Class in the Action or in any court, tribunal, forum or proceedings (including, but not limited to, any claims arising under federal, state or foreign law, common law, statute, rule or regulation relating to fraud, breach of any duty, negligence, violation of any state, federal or foreign securities law, violation of any contractual obligation, aiding and abetting any of the foregoing, or otherwise, and including all claims within the exclusive jurisdiction of the federal courts), whether individual, class, direct, derivative,

Exhibit 99.1

representative, legal, equitable or any other type or in any other capacity, against Defendant Released Persons, that were or could have been alleged, asserted, raised, claimed, related to, or referred to, in whole or in part, in the Consolidated Complaint, First Amended Complaint, Second Amended Complaint, Third Amended Complaint, Fourth Amended Complaint or the Supplement to the Fourth Amended Complaint (collectively, “Ebix’s Released Claims”), and shall forever be barred and enjoined from commencing, instituting or prosecuting any of Ebix’s Released Claims against any of the Defendant Released Persons. Ebix’s Released Claims, however, shall not include the right to enforce the Settlement.
12.Defendant Released Persons (collectively with Plaintiff Releasing Persons, the “Releasing Persons”) finally and fully release any and all claims that they may have or could have asserted against the Plaintiff Releasing Persons or their Counsel (“Plaintiff Released Persons”) arising out of the initiation, litigation and resolution of the Action (“Defendants’ Released Claims”), and shall forever be barred and enjoined from commencing, instituting or prosecuting any of the Defendants’ Released Claims against any of the Plaintiff Released Persons. Defendants’ Released Claims, however, shall not include the right to enforce the Settlement.
13.The Settlement is intended to extinguish all Released Claims and, consistent with such intentions, the foregoing Released Claims by the Releasing Persons shall be deemed to include a waiver of their rights to the extent permitted by state law, federal law, foreign law, or any principle of common law that may have the effect of limiting the releases set forth above. This shall include a waiver by the Releasing Persons of (i) any rights pursuant to § 1542 of the California Civil Code, which provides:

Exhibit 99.1

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

and (ii) any and all provisions, rights and benefits conferred by any law of the United States or state or territory of the United States or principle of common law or foreign law which is similar, comparable or equivalent to § 1542 of the California Civil Code. The Releasing Persons acknowledge that they may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is their intention, as Plaintiffs and on behalf of the Plaintiff Releasing Persons and as Defendants on behalf of the Defendant Released Persons, to fully, finally and forever settle and release any and all claims released hereby, whether known or unknown, suspected or unsuspected, which now exist or heretofore existed, and without regard to any additional or different facts learned in subsequent discovery.
CONDITIONS OF THE SETTLEMENT
14.The Stipulation shall be null and void and of no force and effect, unless otherwise agreed to by the parties pursuant to Paragraph 26, if:
(a)any of the material conditions set forth herein, including (i) executing the Amended SAR Agreement between Ebix and Raina in Exhibit A, (ii) implementing the governance measures in Exhibit B, and (iii) providing the disclosure in Exhibit C, are not satisfied; or

Exhibit 99.1

(b)the Settlement does not receive Final Approval and, in connection therewith, each of the following:
(i)the dismissal in its entirety with prejudice of the Action against all Defendants; and
(ii)the entry of a final judgment in the Action in the form of Exhibit F approving the Settlement, or such other form as may be agreed among the parties and approved by the Court, providing for the dismissal with prejudice of the Action, approving the grant of a release by the Class to the Defendant Released Persons of the Plaintiffs’ Released Claims, and enjoining all members of the Class or Plaintiff Releasing Persons from asserting any of the Plaintiffs’ Released Claims.
In any such event, this Stipulation shall not be deemed to prejudice in any way the respective positions of the parties with regard to the Action and all of the parties to this Stipulation shall be deemed to have reverted to their respective litigation status immediately prior to January 23, 2019, and all of the parties shall proceed in all respects as if the Stipulation had not been executed.
15.Whether or not Final Approval is obtained, the existence of this Stipulation, its contents or any negotiations, statements or proceedings in connection therewith or in connection with the Settlement, shall not be construed as, or deemed evidence of, a presumption, concession or admission by Plaintiffs or Defendants or any other person of any fault, liability or wrongdoing or the lack of any fault, liability or wrongdoing as to any facts or claims alleged or asserted in the Action or in any other action or proceeding (whether civil, criminal or administrative). The existence of this

Exhibit 99.1

Stipulation, its contents and any negotiations, statements or proceedings in connection therewith or in connection with the Settlement shall not be offered or admissible as evidence or referred to, invoked or otherwise used by any person for any purpose in the Action or in any other action or proceeding (whether civil, criminal, or administrative), except as may be necessary (i) to enforce or obtain Final Approval; (ii) to seek a stay of this Action; or (iii) to explain to the Court or any member of the Class why the Settlement was not consummated in the event that it is terminated. This provision shall remain in force in the event the Settlement is terminated.
ATTORNEYS’ FEES AND EXPENSES
16.Plaintiffs’ Counsel intend to apply to the Court for an award of attorneys’ fees and expenses for the benefits conferred upon Ebix and the Class through and as a result of this Action, including this Settlement (“Fee Application”).  All such fees and expenses that are awarded by the Court (the “Fee Award”) shall be paid solely by Ebix or Ebix’s insurance carriers, and from no other source, within twenty (20) business days of entry of an Order approving such award notwithstanding the existence of objections thereto, or the potential for appeal therefrom, subject to Plaintiffs’ Counsel’s joint and several obligation to repay such fees and expenses in full in the event that one of the conditions set forth in Paragraph 13 above is not satisfied or in the event of reversal of such an award or in the appropriate amount in the event of reduction of such an award.  Ebix reserves the right to oppose the Fee Application. The parties agree that any agreement or approval of an award of attorneys’ fees and expenses shall not be a condition to final approval of the Settlement.  Any failure of the Court to approve

Exhibit 99.1

the Settlement shall not preclude Plaintiffs’ Counsel from applying for an award of attorneys’ fees and expenses on grounds of mootness, and Defendants reserve the right to oppose any such mootness-fee application.
17.Except as specifically provided herein, Defendants shall bear no expenses, costs, damages, or fees alleged or incurred by Plaintiffs or any member of the Class, or by any of their attorneys, experts, advisors, agents, or representatives. Any dispute regarding any allocation of fees or expenses among Plaintiffs’ Counsel, or any other counsel representing or purporting to represent Plaintiffs or any other member of the Class or any other counsel asserting a right to recover any portion of the Fee Application shall have no effect on the Settlement. Court approval of the Settlement is not in any way conditioned on Court approval of Plaintiffs’ Counsel’s Fee Application.
REASONABLE BEST EFFORTS
18.The parties and their respective counsel further agree to cooperate fully with one another and to use their reasonable best efforts to obtain the Court’s approval of this Stipulation and the Settlement (including, but not limited to, resolving any objections raised to the Settlement).
19.Without further order of the Court, the parties may agree to reasonable extensions of time to carry out the provisions of this Stipulation.
STIPULATION NOT AN ADMISSION
20. Neither this Stipulation nor any act or omission in connection therewith is intended or shall be deemed to be a presumption, concession or admission by: (i) any of the Defendants or Defendant Released Persons as to the validity of any claims,

Exhibit 99.1

causes of action or other issues that were, might be, or have been raised in the Action or in any other litigation, or to be evidence of or constitute an admission of wrongdoing or liability by any of them, and each of them expressly denies any such wrongdoing or liability; or (ii) Plaintiffs as to the infirmity of any claim or the validity of any defense, or to the amount of any damages. The existence of this Stipulation, its contents or of any negotiations, statements or proceedings in connection therewith, shall not be offered or admitted in evidence or referred to, interpreted, construed, invoked or otherwise used by any person for any purpose in the Action or otherwise, except as may be necessary to effectuate the Settlement. This provision shall remain in full force and effect in the event that the Settlement is terminated for any reason whatsoever. Notwithstanding the foregoing, any of the Released Persons may file this Stipulation or any judgment or order of the Court related hereto in any other action that may be brought against them, in order to support any and all defenses or counterclaims based on res judicata, collateral estoppel, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
WARRANTY AND NON-ASSIGNMENT OF CLAIMS
21.Plaintiffs and their Counsel represent and warrant that Plaintiffs are Ebix stockholders, for which updated proof of ownership was provided to Defendants’ counsel prior to the execution of this Stipulation. Plaintiffs and their Counsel represent and warrant that Plaintiffs are members of the Class. Plaintiffs and their Counsel represent and warrant that none of Plaintiffs’ Released Claims have been assigned,

Exhibit 99.1

encumbered or in any manner transferred in whole or in part, and that neither Plaintiffs nor their Counsel will attempt to assign, encumber, or in any manner transfer, in whole or in part, any of Plaintiffs’ Released Claims.
STAY OF PROCEEDINGS
22.Upon the execution of this Stipulation, the parties agree that post-trial briefing and argument are stayed pending submission of the Settlement for the Court’s approval. The parties also agree to use their best efforts to prevent, stay or seek dismissals of, or oppose entry of any interim or final relief in favor of any member of the Class in, any other litigation against any of the parties to this Stipulation that involves, directly or indirectly, any of Plaintiffs’ Released Claims.
NO WAIVER
23.Any failure by any party to this Stipulation to insist upon the strict performance by any other party to this Stipulation or any of the provisions of this Stipulation shall not be deemed a waiver of any of the provisions hereof, and such party to this Stipulation, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of this Stipulation to be performed by such other party to this Stipulation.
24.No waiver, express or implied, by any party to this Stipulation of any breach or default by any other party to this Stipulation in the performance by the other party of its obligations under this Stipulation shall be deemed or construed to be a waiver of any other breach (whether prior, subsequent, or contemporaneous) of any of the provisions of this Stipulation.

Exhibit 99.1

ENTIRE AGREEMENT
25.This Stipulation constitutes the entire agreement among the parties with respect to the subject matter hereof, and may not be amended nor may any of its provisions be waived except by a writing signed by all of the parties hereto. All of the exhibits hereto are incorporated by reference as if set forth herein verbatim, and the terms of all exhibits are expressly made part of this Stipulation.
INTERPRETATION
26.This Stipulation will be deemed to have been mutually prepared by the parties and will not be construed against any of them by reason of authorship.
AMENDMENTS
27.This Stipulation may not be amended, changed, waived, discarded or terminated (except as explicitly provided herein), in whole or in part, except by an instrument in writing signed by counsel to all of the parties to this Stipulation, on behalf of each such party.

COUNTERPARTS
28.This Stipulation may be executed in counterparts and transmitted by facsimile, e-mail, or as an original signature by any of the signatories hereto, and as so executed shall constitute one agreement.
GOVERNING LAW
29.This Stipulation and the Settlement contemplated by it shall be governed by and construed in accordance with the laws of the State of Delaware, without regard

Exhibit 99.1

to conflict of laws principles. Any dispute arising out of this Stipulation or Settlement shall be filed and litigated exclusively in the Court of Chancery of the State of Delaware. Each party hereto (i) consents to personal jurisdiction in any such action brought in this Court; (ii) consents to service of process by registered mail (with a copy to be delivered at the time of such mailing to counsel for each party by facsimile or electronic mail) upon such party and/or such party’s agent for purposes of such action; (iii) waives any objection to venue in this Court and any claim that Delaware or this Court is an inconvenient forum for such action; and (iv) waives any right to demand a jury trial as to any such action.

EXECUTION AUTHORITY
30. Each of the attorneys executing this Stipulation has been duly empowered and authorized by his/her respective client(s) to do so, and it shall be binding on such party in accordance with its terms.
SUCCESSORS AND ASSIGNS
31.This Stipulation is and shall be binding upon, and shall inure to the benefit of, the parties and their respective agents, successors, executors, heirs and assignees, including without limitation any corporation or other entity with which any party hereto may merge or otherwise consolidate.

Exhibit 99.1

OF COUNSEL:

KESSLER TOPAZ MELTZER
& CHECK, LLP
Marc A. Topaz
Lee D. Rudy
Michael C. Wagner
Matthew C. Benedict
280 King of Prussia Road
Radnor, Pennsylvania 19087
(610) 667-7706

Counsel for Plaintiff Gilbert C.
Spagnola and Executive Committee
Member

PRICKETT, JONES & ELLIOTT, P.A.

/s/ Michael Hanrahan
Michael Hanrahan (ID No. 941)
Paul A. Fioravanti, Jr. (ID No. 3808)
Kevin H. Davenport (ID No. 5327)
John G. Day (ID No. 6023)
1310 N. King Street
Wilmington, Delaware 19801
(302) 888-6500

GRANT & EISENHOFER P.A.

/s/ Michael J. Barry
Michael J. Barry (ID No. 4368)
Kelly L. Tucker (ID No. 6382)
123 Justison Street
Wilmington, Delaware 19801
(302) 622-7000

Co-Lead Counsel for Plaintiffs

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP

/s/ Cliff C. Gardner
Robert S. Saunders (ID No. 3027)
Cliff C. Gardner (ID No. 5295)
Jessica R. Kunz (ID No. 5698)
Veronica B. Bartholomew (ID No. 6224)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
(302) 651-3000

Attorneys for Defendants Hans U.
Benz, Pavan Bhalla, Neil D. Eckert,
Rolf Herter and Hans U. Keller

ROSS ARONSTAM & MORITZ LLP

/s/ S. Michael Sirkin
Bradley R. Aronstam (ID No. 5129)
S. Michael Sirkin (ID No. 5389)
100 S. West Street, Suite 400
Wilmington, Delaware 19801

Attorneys for Defendant Robin Raina

ASHBY & GEDDES, P.A.

/s/ Philip Trainer, Jr.
Philip Trainer, Jr. (ID No. 2788)
Tiffany Geyer Lydon (ID No. 3950)
500 Delaware Avenue, 8th Floor
P.O. Box 1150
Wilmington, DE 19801
(302) 654-1888

Attorneys for Defendant Ebix, Inc.

DRINKER BIDDLE & REATH LLP

/s/ Michael J. Maimone
Michael J. Maimone (ID No. 3592)
Joseph C. Schoell (ID No. 3133)
Ryan T. Costa (ID No. 5325)
222 Delaware Avenue, Suite 1410
Wilmington, DE 19801
(302) 467-4200

Attorneys for Defendants Joseph R.
Wright, Jr. and George W. Hebard III

Dated: January 23, 2019